UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 31, 2018

                              ADVANTEGO CORPORATION
                    ---------------------------------------
                (Name of registrant as specified in its charter)

               Colorado            0-23726           84-1116515
             -----------       ---------------    ----------------
               State of        Commission File      IRS Employer
            Incorporation           Number       Identification No.

                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                     ---------------------------------------
                     Address of principal executive offices

                                  949-627-8977
                     ---------------------------------------
                      Telephone number, including Area code

                        Golden Eagle International, Inc.
                     ---------------------------------------
           Former name or former address if changed since last report

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on January 31, 2018.

     At the meeting the following were approved by the Company's shareholders:

     (1)  A 1-for-11 reverse split of the Company's common stock.

     (2)  The cancellation of the Company's Series A, C and D preferred shares;

     (3) An amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders; and

     (4) An amendment to the Company's Articles of Incorporation to change the name of the Company to Advantego Corporation.

     The following is a tabulation of votes cast with respect to proposals 1, 2, 3, and 4:

                                 Votes
                 -------------------------------------           Broker
 Proposal         For             Against       Abstain        Non-Votes
 --------         ---             -------       -------        ---------

   (1)       141,283,368           7,422             8                --
   (2)       141,285,445           5,324            29                --
   (3)       141,283,444           6,031         1,323                --
   (4)       141,284,744           2,244         3,808                --


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 1, 2018, the Company amended its Articles of Incorporation to reflect the name change to Advantego Corporation, the reverse stock split on a 1-for-11 basis, the cancellation of its Series A, C and D preferred shares, and the amendment to its Series B preferred shares.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 1, 2018                ADVANTEGO CORPORATION



                                       By: /s/ Robert W. Ferguson
                                           -----------------------------
                                           Robert W. Ferguson
                                           Chief Executive Officer